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                                                                   EXHIBIT 10.37

                       [LETTERHEAD OF EMPE HOLDING GmbH]

                                                        EMPE HOLDING GmbH

                                                        Geschaltsluhrung

VIA REGISTERED AIRMAIL & FACSIMILE: (810)616-0530
-------------------------------------------------


February 6, 1997

Cambridge Industries, Inc.
555 Horace Brown Drive
Madison Heights, MI 48071
USA
Attention: Richard S. Crawford

Dear Richard:

Reference is made to that certain Joint Venture Agreement, dated as of March 4, 1994 (the "JV Agreement"), among Cambridge Industries, Inc. ("Cambridge"), Empe Ernst Pelz GmbH & Co. ("Empe") and Erpe Ernst Pelz Vertriebs GmbH ("Erpe").

This will serve as notice to Cambridge by Empe and Erpe under Section 6.A. of the JV Agreement that Empe/Erpe hereby elect to terminate the JV Agreement and dissolve CEATS pursuant to Section 5.2(h) of the JV Agreement, effective as of the date which is 90 days from the date hereof .

Sincerely,


/s/ Gerd Siekmann
------------------------------
Dr. Gerd Siekmann, acting for
Empe Ernst Pelz GmbH & Co. and
Erpe Ernst Pelz Vertriebs GmbH


cc:  John J. Collins, Jr., Esq.
     Miller, Canfield, Paddock and Stone
     150 West Jefferson
     Suite 2500
     Detroit, MI 48226